THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2001

ASSETS:
    Investments in BBH Pacific Basin Equity Portfolio
       ("Portfolio") at value ..................................   $ 42,061,720
    Receivable for capital stock sold ..........................        120,295
                                                                   ------------
       Total Assets ............................................   $ 42,182,015
                                                                   ------------
LIABILITIES:
    Payables for:
       Capital stock redeemed ..................................      1,162,614
       Professional fees .......................................         17,846
       Shareholder servicing/eligible institution fees .........          9,245
       Administrative fees .....................................          4,622
       Accounting fees .........................................          3,333
       Board of Directors' fees ................................          3,200
       Accrued expenses and other liabilities ..................          6,893
                                                                   ------------
          Total Liabilities ....................................      1,207,753
                                                                   ------------
    NET ASSETS .................................................   $ 40,974,262
                                                                   ============
    Net Assets Consist of:
       Paid-in capital .........................................   $ 82,741,222
       Distributions in excess of net investment income ........     (2,161,113)
       Accumulated net realized loss on investments and
         foreign exchange transactions .........................    (30,588,105)
       Net unrealized depreciation on investments and
         foreign currency translations .........................     (9,017,742)
                                                                   ------------
    Net Assets .................................................   $ 40,974,262
                                                                   ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
       ($40,974,262 / 1,883,079 shares) ........................         $21.76
                                                                         ======

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 2001

NET INVESTMENT LOSS:
    Net investment Loss Allocated from Portfolio:
       Dividends and other income (net of foreign withholding
         taxes of $128,097) ....................................   $    483,736
       Expenses ................................................       (639,967)
                                                                   ------------
          Net Investment Loss Allocated from Portfolio .........       (156,231)
                                                                   ------------
    Fund Expenses:
       Shareholder servicing/eligible institution fees .........        157,125
       Administrative fees .....................................         78,563
       Professional fees .......................................         19,929
       Board of Directors' fees ................................         10,544
       Accounting fees .........................................          7,331
       Miscellaneous expenses ..................................         67,343
                                                                   ------------
          Total Expenses .......................................        340,835
                                                                   ------------
          Net Investment Loss ..................................       (497,066)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ALLOCATED FROM PORTFOLIO:
    Net  realized  loss  on  investments  and  foreign
      exchange  transactions ...................................     (9,700,545)
    Net change in  unrealized  depreciation  on  investments
       and foreign currency translations .......................    (16,681,989)
                                                                   ------------
          Net Realized and Unrealized Loss Allocated
            from Portfolio .....................................    (26,382,534)
                                                                   ------------
    Net Decrease in Net Assets Resulting from Operations .......   $(26,879,600)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         For the years ended October 31,
                                                                         -------------------------------
                                                                             2001              2000
                                                                         -------------     -------------
      INCREASE (DECREASE) IN NET ASSETS:
      Operations:
        Net investment loss allocated from portfolio .................   $    (497,066)    $    (719,994)
        Net realized gain (loss) on investments and foreign exchange
         transactions allocated from portfolio .......................      (9,700,545)        9,473,188
        Net change in unrealized depreciation on investments and
         foreign currency translations allocated from portfolio ......     (16,681,989)      (12,558,860)
                                                                         -------------     -------------
         Net decrease in net assets resulting from operations ........     (26,879,600)       (3,805,666)
                                                                         -------------     -------------
      Dividends in excess of net investment income ...................      (1,982,220)       (4,448,893)
                                                                         -------------     -------------
      Capital stock transactions:
         Net proceeds from sales of capital stock ....................     120,493,859       147,056,047
         Net asset value of capital stock issued to shareholders
           in reinvestment of dividends ..............................         738,386         2,554,345
         Net cost of capital stock redeemed ..........................    (140,507,344)     (132,655,719)
                                                                         -------------     -------------
          Net increase (decrease) in net assets resulting from capital
            stock transactions .......................................     (19,275,099)       16,954,673
                                                                         -------------     -------------
            Total increase (decrease) in net assets ..................     (48,136,919)        8,700,114

NET ASSETS:
      Beginning of year ..............................................      89,111,181        80,411,067
                                                                         -------------     -------------
      End of year (including distributions in excess of net income
         of $2,161,113 and $657,368, respectively) ...................   $  40,974,262     $  89,111,181
                                                                         =============     =============

   The accompanying notes are an integral part of these financial statements.

                      THE 59 WALL STREET PACIFIC BASIN FUND

                              FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share outstanding throughout each year

                                                                    For the years ended October 31,
                                                     ---------------------------------------------------------
                                                       2001        2000        1999        1998         1997
                                                     --------    --------    --------    --------     --------
Net asset value, beginning of year                    $35.47      $38.77      $20.31      $24.52       $30.19

Income from investment operations:
   Net investment income (loss) allocated from
     portfolio                                         (0.23)(1)   (0.31)(1)   (0.17)(1)   (0.20)        0.00(1,2)
   Net realized and unrealized gain (loss)
     allocated from portfolio                         (12.55)      (0.89)      18.63       (2.39)       (4.69)

Less dividends and distributions:
   From net investment income                             --          --          --       (0.52)          --(2)
   In excess of net investment income                  (0.93)      (2.10)         --       (1.10)       (0.25)
   From net realized gains                                --          --          --          --        (0.28)
   In excess of net realized gains                        --          --          --          --        (0.45)
                                                      ------      ------      ------      ------       ------
Net asset value, end of year                          $21.76      $35.47      $38.77      $20.31       $24.52
                                                      ======      ======      ======      ======       ======
Total return                                          (36.88)%     (3.81)%     90.89%     (10.78)%     (16.03)%

Ratios/Supplemental data:
   Net assets, end of year (000's omitted)           $40,974     $89,111     $80,411     $32,630     $102,306
   Expenses as a percentage of average net assets:
     Expenses paid by Fund                              1.56%(4)    1.47%(4)    1.39%       1.44%        1.19%
     Expenses paid by commissions(3)                      --          --          --          --         0.01%
     Expenses offset arrangement                          --        0.01%         --(5)     0.18%        0.06%
                                                      ------      ------      ------      ------       ------
        Total expenses                                  1.56%       1.48%       1.39%       1.62%        1.26%
   Ratio of net investment income (loss) to
     average net assets                                (0.79)%     (0.70)%     (0.58)%     (0.73)%       0.00%
   Portfolio turnover rate                                40%(6)      76%(6)      97%         91%          63%

----------

1     Calculated using average shares outstanding for the year.
2     Less than $0.01 per share.
3 A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.
4 Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangement.
5     Less than $0.01%.
6 Portfolio turnover rate is that of the Portfolio in which the Fund invests.

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Pacific Basin Equity Fund (the "Fund") is a separate non-diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-ended management investment company organized under the laws of the State of Maryland on July 19, 1990. The Fund commenced operations on November 1, 1990.

      The Fund invests all of its investable assets in the BBH Pacific Basin Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 82% at October 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in connection with the Fund's financial statements.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. The Fund records its investment in the Portfolio at fair value. Valuation of investments held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

            B. Investment Income and Expenses. The Fund records its share of income, expenses, realized and unrealized gains and losses each day. In addition, the Fund accrues its own expenses.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulate investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis which these financial statements are prepared. Accordingly, the amounts of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions, utilization of capital loss carryforwards and the recognition of unrealized gains or losses on open forward foreign currency exchange contracts and passive foreign investment companies at year-end. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

            D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      2. Transactions with Affiliates.

      Administrative Fees. The Corporation has an administrative agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC") for which BBHTC receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.125% of the Fund's average daily net assets. BBHTC has a sub administration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBHTC. For the year ended October 31, 2001, the Fund incurred $78,563 for administrative services.

                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman ("BBH") for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. For the year ended October 31, 2001, the Fund incurred $157,125 for such services.

      Accounting Fees. The Corporation has an accounting agreement with BBH for which BBH receives a fee calculated and paid monthly. For the year ended October 31, 2001, the Fund incurred $7,331 for accounting services.

      Board of Directors' Fees. Each Director receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2001, the Fund incurred $10,544 for these fees.

      3. Investment Transactions. Investment transactions of the portfolio are discussed in Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                                 For the years ended October 31,
                                                 -------------------------------
                                                    2001                2000
                                                 ----------          ----------
Capital stock sold ...........................    4,127,656           3,524,509
Capital stock issued in connection with
  reinvestment of dividends ..................       23,183              62,059
Capital stock redeemed .......................   (4,779,727)         (3,148,469)
                                                 ----------          ----------
Net increase/(decrease) ......................     (628,888)            438,099
                                                 ==========          ==========

      5. Federal Income Tax Status. At October 31, 2001, the fund, for federal income taxes purposes, had a capital loss carryforward of $20,486,128 and $9,981,233 which may be applied against any net taxable realized gain of each succeeding year until the earlier of its utilization or expiration on October 31, 2006 and on October 31, 2009, respectively.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street Pacific Basin Equity Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities of The 59 Wall Street Pacific Basin Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The 59 Wall Street Pacific Basin Equity Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2001

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 2001 Pacific Basin Equity Fund

      The equity markets of the Pacific Basin experienced another very difficult year. For the twelve-month period ending October 31, 2001, the MSCI-Pacific Basin Index, measured in U.S. dollars, declined 29.6%. Japan, the largest market in the region and a relatively strong performer early in the year, declined 32% in USD for the full year. In anticipation of, and in reaction to, the election of the reform-oriented new Prime Minister Koizumi, Japanese equities rose, in yen-terms, through April. However, as little evidence of implementation of those reform policies emerged as the year progressed, investors became disillusioned. Attention shifted to the deepening recession. Growing pessimism was reflected not only in the local market's 30% decline, but also in the 13% depreciation of the yen versus the dollar over the course of the full fiscal year. The rest of the region fared little better. With the exception of China, which continues to enjoy strong growth (7%-8% GDP growth in 2001), concerns of slowing global demand weighed heavily on the markets.

      In such a difficult environment, the 59 Wall Pacific Basin Fund failed to keep pace with its benchmark. With modest restructuring of the portfolio early in the fiscal year, the Fund was defensively positioned to weather the subsequent decline in Japan. Elsewhere in Asia, however, the Fund remained invested in export-oriented stocks and economies geared to an economic recovery in the U.S. by summer, an event which did not occur.

      The events of September 11th and the aggressive policy responses adopted by monetary authorities worldwide in the wake of those events, coupled with prompt enactment of fiscal stimulus in the U.S., should create a much improved environment in the new fiscal year. It is unlikely that the Japanese economy will recover quickly. However, better demand conditions in the U.S. and Europe bode well for Asia ex-Japan and for those Japanese companies which benefit from economic growth abroad and from a modestly weaker yen. The Fund is positioned accordingly.

[The following information was depicted as a line chart in the printed material]

                   Pacific Basin Equity Fund Growth of $10,000

                                     Pacific Basin
                          Date       Equity Fund*      MSCI-Pacific
                          ----       -------------     ------------
                      10/31/1990       $10,000           $10,000
                      10/31/1991        11,068            10,698
                      10/31/1992        11,254             8,360
                      10/31/1993        16,883            12,436
                      10/31/1994        17,471            13,562
                      10/31/1995        15,616            12,040
                      10/31/1996        16,497            12,438
                      10/31/1997        13,853             9,989
                      10/31/1998        12,359             8,599
                      10/31/1999        23,615            13,032
                      10/31/2000        22,714            11,656
                      10/31/2001        14,338             8,205

                 --------------------------------------------------
                                   Total Return
                 --------------------------------------------------
                    One Year        Five Years         Inception
                     Ended        Ended 10/31/01      to 10/31/01
                    10/31/01       (Annualized)      (Annualized)
                 --------------------------------------------------
                     (36.88)%         (2.77)%             3.33%
                 --------------------------------------------------


*     net of fees and expenses

            Past performance is not predictive of future performance.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2001

    Shares                                                              Value
    ------                                                            ----------
                 COMMON STOCKS (100.2%)
                 AUSTRALIA (3.1%)
                 BANKING
    99,800       National Australia Bank, Ltd. ................       $1,534,443
                                                                      ----------
                 TOTAL AUSTRALIA ..............................        1,534,443
                                                                      ----------

                 HONG KONG (13.5%)
                 CONSUMER GOODS
 5,500,000       Brilliance China Automotive
                 Holdings, Ltd. ...............................        1,100,000
                                                                      ----------
                 CONSUMER NON-DURABLES
   136,390       Asia Foods, Ltd.#* ...........................          220,952
                                                                      ----------
                 MULTI-INDUSTRY
   209,440       Hutchison Whampoa, Ltd. ......................        1,691,631
   952,800       Li & Fung, Ltd. ..............................          910,046
                                                                      ----------
                                                                       2,601,677
                                                                      ----------
                 TELECOMMUNICATIONS
   553,300       China Mobile (Hong Kong), Ltd.* ..............        1,677,634
                                                                      ----------
                 UTILITIES
   290,000       Hong Kong Electric Holdings, Ltd. ............        1,100,513
                                                                      ----------
                 TOTAL HONG KONG ..............................        6,700,776
                                                                      ----------

                 INDIA (1.4%)
                 COMPUTER SOFTWARE
    14,700       Infosys Technologies, Ltd. ADR ...............          693,987
                                                                      ----------
                 CONSUMER GOODS
        50       Bajaj Auto, Ltd. .............................              348
                                                                      ----------
                 MATERIALS
       745       Reliance Industries, Ltd. ....................            3,965
                                                                      ----------
                 TOTAL INDIA ..................................          698,300
                                                                      ----------

                 JAPAN (78.8%)
                 BANKING
       521       Mizuho Holdings, Inc. ........................        1,573,247
                                                                      ----------

                 CAPITAL GOODS/DURABLES
    83,000       Fujitsu, Ltd. ................................          613,711
    97,000       Matsushita Electric Industrial
                 Co., Ltd. ....................................        1,147,882
                                                                      ----------
                                                                       1,761,593
                                                                      ----------
                 CHEMICALS
    32,000       Shin-Etsu Chemical Co., Ltd. .................       $1,052,477
                                                                      ----------
                 CONSUMER ELECTRONICS
    14,000       Nintendo Co., Ltd. ...........................        2,157,186
    56,100       Sony Corp. ...................................        2,119,832
                                                                      ----------
                                                                       4,277,018
                                                                      ----------

                 CONSUMER GOODS
   298,000       Nissan Motor Co., Ltd. .......................        1,313,311
    93,000       Toyota Motor Corp. ...........................        2,254,223
                                                                      ----------
                                                                       3,567,534
                                                                      ----------

                 CONSUMER NON-DURABLES
    86,000       Kao Corp. ....................................        2,035,420
   134,000       Kirin Brewery Co., Ltd. ......................        1,019,244
                                                                      ----------
                                                                       3,054,664
                                                                      ----------

                 FINANCE
    20,100       Acom Co., Ltd. ...............................        1,676,504
    89,000       Credit Saison Co., Ltd. ......................        2,128,213
    11,280       Orix Corp. ...................................          985,953
                                                                      ----------
                                                                       4,790,670
                                                                      ----------
                 MACHINERY/EQUIPMENT
   305,000       Mitsubishi Heavy
                 Industries, Ltd. .............................        1,025,545
                                                                      ----------

                 MATERIALS
   488,000       Mitsubishi Materials Corp. ...................          732,816
   289,000       Sumitomo Chemical Co., Ltd. ..................        1,101,469
                                                                      ----------
                                                                       1,834,285
                                                                      ----------

                 MULTI-INDUSTRY
   264,000       Sumitomo Corp. ...............................        1,542,675
                                                                      ----------

                 OFFICE EQUIPMENT/ SUPPLIES
    54,000       Canon, Inc. ..................................        1,568,922
                                                                      ----------

                 PHARMACEUTICALS
    39,000       Kissei Pharmaceutical Co., Ltd. ..............          585,016
    60,000       Santen Pharmaceutical Co., Ltd. ..............          889,252
    40,000       Takeda Chemical Industries, Ltd. .............        1,935,852
                                                                      ----------
                                                                       3,410,120
                                                                      ----------

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 2001 (continued)

    Shares                                                             Value
    ------                                                           ----------
                 JAPAN (continued)
                 PRECISION INSTRUMENTS
    20,900       Hoya Corp.....................................     $ 1,246,870
                                                                    -----------
                 REAL ESTATE
     5,800       Oriental Land Co., Ltd. ......................         428,385
                                                                    -----------
                 RETAIL
    27,000       Ito-Yokado Co., Ltd...........................       1,189,913
                                                                    -----------
                 TELECOMMUNICATIONS
       385       Nippon Telegraph &
                   Telephone Corp..............................       1,583,612
       130       NTT Docomo, Inc. .............................       1,761,201
                                                                    -----------
                                                                      3,344,813
                                                                    -----------

                 TRANSPORTATION
   206,000       Nippon Express Co., Ltd. .....................     $   744,781
   204,000       Tokyu Corp....................................         919,024
                                                                    -----------
                                                                      1,663,805
                                                                    -----------

                 UTILITIES
    70,000       Tokyo Electric Power Co. .....................       1,736,718
                                                                    -----------
                 TOTAL JAPAN ..................................      39,069,254
                                                                    -----------

                 SINGAPORE (3.4%)
                 ELECTRIC COMPONENTS
    29,600       Chartered Semiconductors ADR* ................         578,976
                                                                    -----------

                 TELECOMMUNICATIONS
 1,187,000       Singapore Telecom.............................       1,126,415
                                                                    -----------
                 TOTAL SINGAPORE ..............................       1,705,391
                                                                    -----------

TOTAL INVESTMENTS, (Identified cost $65,318,910) (a) ...  100.2%    $49,708,164
LIABILITIES IN EXCESS OF OTHER ASSETS ..................  (0.20)       (114,458)
                                                          -----     -----------
NET ASSETS .............................................  100.0%    $49,593,706
                                                          =====     ===========

----------

*     Non-income producing security.

# Restricted security-- Total market value of the restricted security owned at October 31, 2001 was $220,952 or 0.4% of net assets. Acquired on December 13, 1999 at a cost of $220,952.

(a) The aggregate cost for federal income tax purposes is $69,438,178, the aggregate gross unrealized appreciation is $3,051,430, and the aggregate gross unrealized depreciation is $22,781,444, resulting in net unrealized depreciation of $19,730,014.

   The accompanying notes are an integral part of these financial statements.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2001

ASSETS:
      Investments in securities, at value (identified
        cost $65,318,910) .....................................      $49,708,164
      Receivables for:
         Investments sold .....................................        1,673,102
         Contributions ........................................          120,295
         Dividends ............................................          130,449
                                                                     -----------
             Total Assets .....................................       51,632,010
                                                                     -----------

LIABILITIES:
      Due to bank .............................................          650,417
      Payables for:
         Withdrawals ..........................................        1,162,614
         Custody fees .........................................           53,369
         Professional fees ....................................           32,529
         Investment advisory fees .............................           29,206
         Board of Trustees' fee ...............................            3,500
         Administrative fees ..................................            1,573
         Accrued expenses and other liabilities ...............          105,096
                                                                     -----------
             Total Liabilities ................................        2,038,304
                                                                     -----------
NET ASSETS ....................................................      $49,593,706
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 2001

NET INVESTMENT LOSS:
      Income:
         Dividends (net of foreign withholding taxes
           of $170,163) .......................................    $    626,624
                                                                   ------------
      Expenses:
         Investment advisory fees .............................         537,610
         Custody fees .........................................         175,033
         Professional fees ....................................          34,247
         Administrative fees ..................................          26,512
         Board of Trustees' fees ..............................           9,638
         Miscellaneous expenses ...............................         106,371
                                                                   ------------
             Total Expenses ...................................         889,411
             Fees paid indirectly .............................         (49,570)
                                                                   ------------
             Net expenses .....................................         839,841
                                                                   ------------
      Net Investment Loss .....................................        (213,217)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS:
      Net realized loss on investments and foreign
        exchange transactions .................................     (16,531,097)
      Net change in unrealized depreciation on investments
        and foreign currency translations .....................     (19,287,201)
                                                                   ------------
             Net Realized and Unrealized Loss .................     (35,818,298)
                                                                   ------------
      Net Decrease in Net Assets Resulting from Operations ....    $(36,031,515)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                 For the years ended October 31,
                                                 -------------------------------
                                                      2001             2000
                                                 --------------   --------------

INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment loss .......................   $    (213,217)   $    (246,099)
   Net realized gain (loss) on investments and
     foreign exchange transactions ...........     (16,531,097)       9,779,607
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency translations ...........     (19,287,201)       3,670,320
                                                 -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations .............     (36,031,515)      13,203,828
                                                 -------------    -------------
 Capital transactions:
   Proceeds from contributions ...............     122,690,096      276,934,912
   Fair value of withdrawals .................    (156,623,599)    (170,580,016)
                                                 -------------    -------------
     Net increase (decrease) in net assets
       resulting from capital transactions ...     (33,933,503)     106,354,896
                                                 -------------    -------------
     Total increase (decrease) in net assets .     (69,965,018)     119,558,724
NET ASSETS:
   Beginning of year .........................     119,558,724               --
                                                 -------------    -------------
   End of year ...............................   $  49,593,706    $ 119,558,724
                                                 =============    =============

   The accompanying notes are an integral part of these financial statements.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                 For the years ended October 31,
                                                 -------------------------------
                                                   2001                  2000
                                                 ---------            ----------
Total Return .................................     (36.65)%              (3.40)%
Ratios/Supplemental Data:
    Net assets, end of period
      (000's omitted) ........................    $49,594             $119,559
    Expenses as a percentage of average
      net assets:
        Expenses paid by Portfolio ...........       1.01%                0.95%
        Expense offset arrangement ...........       0.06%                0.01%
                                                  -------             --------
                 Total Expenses ..............       1.07%                0.96%
    Ratio of net investment loss to
      average net assets .....................      (0.26)%              (0.18)%
    Portfolio turnover rate ..................         40%                  76%

   The accompanying notes are an integral part of these financial statements.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. BBH Pacific Basin Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company which was organized as a trust under the laws of the State of New York on June 15, 1993. The Portfolio commenced operations on November 1, 1999. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

      The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on either a domestic or foreign securities exchange is based on the last price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing rates of exchange available at the time of valuation; and (5) trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustee.

            B. Foreign Currency Translations. The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at year end, arising from changes in the exchange rate.

            C. Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Portfolio has no specific limitation on the percentage

                       BBH PACIFIC BASIN EQUITY PORTFOLIO
      of assets which may be committed to these types of contracts. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Portfolio are determined using forward currency exchange rates supplied by a quotation service.

            D. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

            E. Federal Income Taxes. The Portfolio will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income taxes is necessary.

      2. Transactions with Affiliates.

      Investment Advisory Fees. The Portfolio has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which it pays BBH a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of each Portfolio's average daily net assets. For the year ended October 31, 2001, the Portfolio incurred $537,610 for advisory services.

      Administrative Fees. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC") for which it pays BBHTC a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. BBHTC has a sub administration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBHTC. For the year year ended October 31, 2001, the Portfolio incurred $26,512 for administrative services.

      Custody Agreement. The Portfolio has a custody agreement with BBH for which BBH receives a fee calculated and paid monthly. For the year ended October 31, 2001, the Portfolio incurred $175,033 for custody services. Custody fees for the Portfolio were reduced by $49,570, as a result of an expense offset arrangement with the Portfolio's custodian.

      Board of Trustees' Fees. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Portfolio. For the year ended October 31, 2001, the Portfolio incurred $9,638 for the Trustee fees.

      3. Investment Transactions. For year ended October 31, 2001, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $32,539,398 and $59,106,606, respectively. There were no purchases or sales of U.S. government obligations during the year.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Investors
BBH Pacific Basin Equity Portfolio:

      We have audited the accompanying statement of assets and liabilities of BBH Pacific Basin Equity Portfolio, including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Pacific Basin Equity Portfolio as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2001

The 59 Wall Street Fund, Inc.

Investment Adviser and  Administrator

Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor

59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent

Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                            Pacific Basin Equity Fund

                                  ANNUAL REPORT

                                October 31, 2001